SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

| |  Preliminary proxy statement.          |_|  Confidential for use of the
                                                commission only (as permitted
                                                by Rule 14a-6(e)(2)).

|X|  Definitive proxy statement.

|_|  Definitive additional materials.

|_|  Soliciting material pursuant to Rule 14a-12.


                          CRESCENT COMMUNICATIONS, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee: (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: ___

(2)  Aggregate number of securities to which transaction applies: ___

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

(4)  Proposed maximum aggregate value of transaction: ___

(5)  Total fee paid: ___

|_|  Fee paid previously with preliminary materials: ___

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1)  Amount Previously Paid: ___

(2)  Form, Schedule or Registration Statement No.: ___

(3)  Filing Party: ___

(4)  Date Filed: September 22, 2004

                          CRESCENT COMMUNICATIONS, INC.
                       701 NORTH POST OAK ROAD, SUITE 630
                              HOUSTON, TEXAS 77024
                                 (713) 682-7400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 28, 2004

     The Annual Meeting of Stockholders (the "Annual Meeting") of Crescent Communications, Inc. (the "Company") will be held at 701 N. Post Oak Road, Suite 630, Houston, Texas 77024, on October 28, 2004 at 10:00 a.m. (CST) for the following purposes:

(1)  To elect three (3) Directors;

(2)  To  affect  a  20-to-1  reverse  split  of the Common Stock of the Company;

(3) To amend the Articles of Incorporation to increase the authorized common stock of the Company to 50,000,000 shares of common stock (post-reverse split);

(4) To amend the Articles of Incorporation to effect a name change to "Bluegate Corporation";

(5) To ratify the selection of Ham, Langston & Brezina, LLP as the Company's independent auditor for the year ending December 31, 2004; and

(6) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on September 21, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                 BY ORDER OF THE BOARD OF DIRECTORS
                                 /S/ MANFRED STERNBERG
                                 DIRECTOR, CHIEF EXECUTIVE OFFICER
                                 AND TREASURER

SEPTEMBER 28, 2004
HOUSTON, TEXAS

                          CRESCENT COMMUNICATIONS, INC.
                       701 NORTH POST OAK ROAD, SUITE 630
                              HOUSTON, TEXAS 77024
                                 (713) 682-7400

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 28, 2004


     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Crescent Communications, Inc., a Nevada corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of
Stockholders of the Company to be held at 701 North Post Oak Road, Suite 630, Houston, Texas 77024, on October 28, 2004 at 10:00 a. m. (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about September 28, 2004. The cost of solicitation of proxies is being borne by the Company.

     The close of business on September 21, 2004 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 47,850,931 shares of the Company's common stock, par value $.001 per share (the "Common Stock") issued and outstanding and entitled to vote, and 110.24174 shares of Series A Preferred Stock issued and outstanding and entitled to vote that have 233,975 votes per share of Series A Preferred Stock, or an aggregate of 25,793,811 votes for the class of Series A Preferred Stock. There are currently 100 shares of Series B Preferred Stock authorized, with no shares issued and outstanding. The holders of Series A Preferred Stock vote along with the Common Stock on all matters that require a vote of the Common stock. Each share of Series A Preferred Stock is entitled to 233,975 votes at the Annual Meeting. Collectively, all our voting security holders have 73,644,742 votes entitled to vote. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and the voting power of the Series A Preferred Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share of common stock is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting.

     Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy by our Common Stock and the voting power of the Series A Preferred Stock in order to be elected.
Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the issued and outstanding shares of Common Stock and the voting power of the Series A Preferred Stock present in person or by proxy is required to effect the 20-to-1 reverse split of the Common Stock of the Company in Proposal Number 2. The affirmative vote of a majority of the issued and outstanding shares of Common Stock and the voting power of the Series A Preferred Stock present in person or by proxy is required for the amendments to the Articles of Incorporation in Number 3 and Number 4 set forth in the accompanying Notice. The affirmative vote of a majority of the shares of Common Stock and the voting power of the Series A Preferred Stock present in person or by proxy is required for the ratification of Ham, Langston & Brezina, LLP set forth in Proposal Number 5 set forth of the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted: (I) FOR THE ELECTION OF THE NOMINEES NAMED IN NUMBER 1; (II) FOR
                    ---                                                      ---
THE 20-TO-1 REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY IN NUMBER 2; (III) FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION IN NUMBER 3; (IV) FOR THE
---                                                                      ---
AMENDMENT  TO  THE  ARTICLES  OF  INCORPORATION  IN  NUMBER  4;  AND (V) FOR THE
                                                                         ---
RATIFICATION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2004. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

       ___________________________________________________________________

             (1)     TO ELECT THREE (3) DIRECTORS FOR THE ENSUING YEAR
       ___________________________________________________________________

NOMINEES FOR DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his death, resignation, retirement, removal, disqualification, or until his successor shall have been elected and qualified. Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

     The nominees for Director are:

     Manfred Sternberg
     William Koehler
     Gilbert Gertner

All nominees currently sit on the Board of Directors. For personal reasons, Messrs. Davis and Olexa will not stand for re-election.

Manfred Sternberg, age 44, has been Chief Executive Officer and a director since inception. Prior to founding Crescent Communications, Mr. Sternberg was an investor and board member of several broadband providers in Houston, Texas. He is a graduate of Tulane University and Louisiana State University School of Law. Mr. Sternberg is licensed to practice law in Texas, Louisiana and the District of Columbia and is Board Certified in Consumer and Commercial Law by the Texas Board of Legal Specialization.

Gilbert Gertner, age 79, has been a Director since May, 2003. Mr. Gertner is a private investor and co-founder of a number of industrial, real estate development and high-tech companies. Mr. Gertner is known for his philanthropic endeavors including the construction of schools and medical facilities in developing countries. Mr. Gertner currently serves as Chairman of the Board and CEO of Worldwide Petromoly, Inc., a company with which he has been associated since 1993. During the period from 1994 to 1997 Mr. Gertner served as a Director of Citadel Computer Systems.

William Koehler, age 38, has been a Director since May, 2003. Mr. Koehler was a co-founder and the President/CEO of Trilliant Corporation since 2000. From 1992 until 2000, Mr. Koehler was the Vice President of Business Development of an Electrical Engineering firm that specialized in the assessment, design and project implementation of technology efforts for their clients. Trilliant is a Technology Consulting firm serving Fortune 500 companies, K-12 and higher education and companies with specialized IT applications. Mr. Koehler has a BBA from Texas A&M in Business Analysis, with a specialization in Production Operation Management. Mr. Koehler has spent the last 15 years of his career working in the IT and Professional Services industry and has a broad range of skills. His experience ranges from the design and management of the implementation of multination voice and data networks to the needs assessment and the development of a Global technology strategy for large multinational corporations. The customers that Mr. Koehler has worked with include Pennzoil, American General Insurance, Texaco, British Petroleum, Brown and Root, Enron and many others. At the same time he has worked with dozens of school districts to ascertain and assist in the development of more cost effective and robust systems in an attempt to assist these districts to spread technology out to the classrooms and help children learn. Mr. Koehler has spoken at many state and local events about technology and continues to look for opportunities to continue this effort.

OUR DIRECTORS AND EXECUTIVE OFFICERS

Our Directors are elected annually and hold office until their death, resignation, retirement, removal, disqualification, or the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our Directors and Executive Officers. Our current Board of Directors consists of five persons.

NAME                 AGE              POSITION

--------------------------------------------------------------------

Manfred Sternberg     44  Director, President and Chief Executive Officer

Robert Davis          46  Chairman/Director

Jeff Olexa            45  Director

Gilbert Gertner       79  Director

William Koehler       38  Director

Michael A. McDonald   56  Chief Financial Officer


Mike McDonald, age 56, became Chief Financial Officer in December 2002. Mr. McDonald has over 27 years of experience in the medical administration field. He has managed several physician groups with a range of revenues over $12 million and for 10 years was C.O.O. for Harris County Medical Society, Medserv, Inc. Harris County Medical Society is the largest county society in the country. During his time at the Medical Society he helped raise over $6 million as a registered agent for a stock offering to start an insurance company owned by physicians, he helped coordinate a joint venture to do verification of credentials of physicians, administered the production of a pictorial directory with over 13,000 distribution in Houston, produced two trade shows per year for the physician membership, and was responsible for reviewing and recommending products and services for endorsement by the Harris County Medical Society.

RELATED TRANSACTIONS

In April 2003, our Board of Directors adopted a policy that our affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions between us and our Officers, Directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested Directors. In our view, all of the transactions described below meet this standard.

During the years ended December 31, 2003 and 2002, the Company engaged in various related party transactions as follows:

  - During the year ended December 31, 2002, Manfred Sternberg and Robert Davis, officer and/or primary stockholders of the Company, or companies which they control, made loans to the Company totaling $168,264, of which $34,264 was made under a factoring arrangement with interest rates that vary based on the age of the underlying receivables. These notes are collateralized by the accounts receivable on which they are based and are due upon collection of the underlying receivables. The remaining loans in the amount of $134,000 are convertible debt agreements. These loans made to the Company under convertible debt agreements bear interest at a stated rate of 8% per year and are due on demand. If the note holders do not make demand, the final maturity dates of these notes will occur at various dates through 2010. Interest is due monthly. These notes provide the holders an option for immediate conversion into shares of the Company's common stock at a conversion price of $0.05 per share. The conversion price at the date these notes were negotiated was below the fair value of the Company's common stock. Accordingly, these notes were issued at discounts equal to their entire stated value and because the notes were immediately convertible, the discounts were charged directly to interest expense at the date the notes were funded, resulting in an effective annual interest rate exceeding 100% in the year of origination. The balance of convertible notes payable to related parties at December 31, 2002 is $273,710. Other related party notes payable at December 31, 2002 is $135,019.

  - During the year ended December 31, 2003, MPH Production, a company controlled by Robert Davis, loaned the Company $45,000, bearing interest at a stated rate of 15% per year and is due on demand. The total amount due under this note at December 31, 2003 is $25,000.

During the years ended December 31, 2003 and 2002, the Company incurred interest expenses on related party debt of approximately $35,000 and $163,000, respectively.

INFORMATION CONCERNING THE BOARD OF DIRECTORS
AND IT'S COMMITTEES

     We have no audit committee, no compensation committee and no nominating committee. Decisions concerning Executive Officer compensation for 2003 were made by the full Board of Directors. Mr. Sternberg is the only Director who is also an Officer. The Board of Directors took action at Board meetings or by unanimous written consent five times during the year ended December 31, 2003. All Directors were present for at least 75% of the Board meetings or unanimous written consents. There is no family relationship between or among any of our Directors and Executive Officers.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and Executive Officers, and persons who own beneficially more than ten percent of our common stock, to file reports of their stock ownership and changes of their stock ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from these reporting persons, we believe that our Directors, Executive Officers, and our ten percent shareholders have complied with Section 16(a) of the Securities Exchange Act of 1933. Messrs. Gertner and Koehler are in the process of filing amended Form 3's for the stock options they received upon becoming Directors. Mr. McDonald is in the process of filing a Form 4 to disclose 375,000 options granted as compensation in October 2003.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to us for the years ended December 31, 2003, 2002 and 2001 of certain of our Executive Officers. No other Executive Officer of ours received compensation that exceeded $100,000 during the year ended December 31, 2003.

                                           SUMMARY COMPENSATION TABLE
                                                                          Long-Term Compensation
                          Annual Compensation                            Awards            Payouts
----------------------------------------------------------------------------------------------------------------
Name and Principal                                    Other      Restricted   Securities     LTIP        All
Position                                             Annual         Stock     Underlying   Payouts      Other
                                Salary    Bonus   Compensation     Awards      Options/      (($)      Compen
                         Year     ($)      ($)         ($)           ($)       SARs (#)              sation ($)
-----------------------  ----  ---------  ------  -------------  -----------  -----------  --------  -----------
Manfred Sternberg, CEO,  2003  $ 180,000    --0-            -0-          -0-          -0-       -0-         -0-
Director
-----------------------  ----  ---------  ------  -------------  -----------  -----------  --------  -----------
                         2002  $  94,800    --0-            -0-          -0-          -0-       -0-  $34,800 (1)
-----------------------  ----  ---------  ------  -------------  -----------  -----------  --------  -----------
                         2001  $  72,000    --0-            -0-          -0-          -0-       -0-  $66,185 (1)
-----------------------  ----  ---------  ------  -------------  -----------  -----------  --------  -----------
David Loeschner,         2003  $ 120,000    --0-            -0-          -0-          -0-       -0-         -0-
President
-----------------------  ----  ---------  ------  -------------  -----------  -----------  --------  -----------
                         2002        -0-    --0-            -0-          -0-          -0-       -0-         -0-
-----------------------  ----  ---------  ------  -------------  -----------  -----------  --------  -----------
                         2001        -0-    --0-            -0-          -0-          -0-       -0-         -0-
-----------------------  ----  ---------  ------  -------------  -----------  -----------  --------  -----------
Jeff Olexa,              2003  $ 144,000    --0-            -0-          -0-          -0-       -0-         -0-
Former VP, Director
-----------------------  ----  ---------  ------  -------------  -----------  -----------  --------  -----------
                         2002  $ 172,304    --0-            -0-          -0-          -0-       -0-         -0-
-----------------------  ----  ---------  ------  -------------  -----------  -----------  --------  -----------
                         2001  $  74,398    --0-            -0-          -0-          -0-       -0-         -0-
----------------------------------------------------------------------------------------------------------------

(1)     Value  of  the  note  payable  conversion feature for funds loaned to the Company by Mr. Sternberg.  The value  is  based  on the difference in the common stock conversion price and the market value at the date of the loan.


                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                           -------------------------------------
                                    (INDIVIDUAL GRANTS)
-------------------------------------------------------------------------------------------
                     Number of      Percent of Total
                    Securities        Options/SARs
Name                Underlying         Granted to        Exercise of Base
                   Options/SARS   Employees in Fiscal      Price ($/Sh)     Expiration Date
                    Granted (#)         Year (%)
-----------------  -------------  --------------------  ------------------  ---------------
Manfred Sternberg            -0-                  -0-   N/A                 N/A
-----------------  -------------  --------------------  ------------------  ---------------
David Loeschner        1,000,000                   37%  $             0.10             2008
                         650,000                   24%  $             0.20             2008
-----------------  -------------  --------------------  ------------------  ---------------
Jeff Olexa                   -0-                  -0-   N/A                 N/A
-------------------------------------------------------------------------------------------

                                AGGREGATED OPTION/SAR EXERCISES IN
                          LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
                          ---------------------------------------------

-------------------------------------------------------------------------------------------------
                                                             Number of       Value of Unexercised
                                                            Unexercised          In-The-Money
                                                             Underlying       Options/SARs at FY
                   Shares Acquired                       Options/SARs at FY        end ($);
Name               on Exercise (#)   Value Realized ($)       end (#);           Exercisable/
                                                            Exercisable/        Unexercisable
                                                           Unexercisable
-----------------  ----------------  ------------------  ------------------  --------------------
Manfred Sternberg               -0-                 -0-             -0-/-0-               -0-/-0-
-----------------  ----------------  ------------------  ------------------  --------------------
David Loeschner                 -0-                 -0-          1,000,000/               -0-/-0-
                                                                   650,000
-----------------  ----------------  ------------------  ------------------  --------------------
Jeff Olexa                      -0-                 -0-             -0-/-0-               -0-/-0-
-------------------------------------------------------------------------------------------------

(1)  These persons did not exercise of options during the fiscal year ended September 30, 2003.

DIRECTOR COMPENSATION

     We do not currently pay any cash Directors' fees, but we pay the expenses of our Directors in attending board meetings. On July 22, 2003, Gilbert Gertner and William Koehler, two independent directors, were each granted 250,000 warrants which entitle each of them to purchase 250,000 shares of common stock at a price of $0.19 per share. These warrants expire on July 22, 2008.

EMPLOYEE STOCK OPTION PLAN

     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. In 2002, we adopted the 2002 Stock and Stock Option Plan (the "Plan"). The purpose of the Plan is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees, consultants, directors and others who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. The Plan also assists us and our subsidiaries in attracting and retaining key employees and Directors. The Plan is administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plan, to establish the terms of the stock and options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plan. The maximum aggregate number of shares of common stock that may be granted or optioned and sold under the Plan is 450,000. As of September 21, 2004, 337,500 shares of common stock have been granted pursuant to the Plan.

EMPLOYMENT  AGREEMENT

     We have a three-year employment agreement with Manfred Sternberg (the "Sternberg Agreement"). The Sternberg Agreement extends through January 1, 2007 and provides for an annual base salary of $180,000. The Sternberg Agreement also provides for participation in all benefit plans maintained by us for salaried employees. The Sternberg Agreement contains a confidentiality provision and an agreement by Mr. Sternberg not to compete with us upon the expiration of the Sternberg Agreement. We have not established long term incentive plans or defined benefit or actuarial plans.

     Under the Sternberg Agreement, Mr. Sternberg received options to purchase 9,000,000 shares at an exercise price of $0.22 per share, which were scheduled to be granted January 1, 2004 (2,500,000 options), January 1, 2005 (3,000,000)
and January 1, 2006 (3,500,000). Any shares issued pursuant to these options shall be restricted securities with piggy back registration rights, and shall terminate and become null and void after the expiration of five (5) years from the date of the grant. The Sternberg Agreement also contains a provision that, in the event of a change of control, the Company will pay Mr. Sternberg the sum of $2,000,000, all pending compensation for future consideration would become immediately due and payable, and all options would become immediately fully vested.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information at September 21, 2004, with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock, (ii) each of our Directors, (iii) each of our Executive Officers and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown. As of September 21, 2004, there were 47,850,931 shares of the Company's Common Stock Issued and outstanding.

-----------------------------------------------------------------------------------
NAME/ADDRESS                NUMBER OF SHARES   TITLE OF CLASS  PERCENT OF CLASS (8)
--------------------------  -----------------  --------------  --------------------
Manfred Sternberg               9,360,450 (1)  Common stock                   16.4%
701 N. Post Oak, Suite 630
Houston, Texas  77024
--------------------------  -----------------  --------------  --------------------
Robert Davis                   14,350,237 (2)  Common stock                   23.5%
701 N. Post Oak, Suite 630
Houston, Texas  77024
--------------------------  -----------------  --------------  --------------------
Jeff Olexa                      6,000,813 (3)  Common stock                   11.1%
701 N. Post Oak, Suite 630
Houston, Texas  77024
--------------------------  -----------------  --------------  --------------------
Mike McDonald                     475,000 (4)  Common stock                    0.9%
701 N. Post Oak, Suite 630
Houston, Texas  77024
--------------------------  -----------------  --------------  --------------------
Gilbert Gertner                   250,000 (5)  Common stock                     .5%
1000 Uptown Park Blvd
Suite 232
Houston, Texas  77056
--------------------------  -----------------  --------------  --------------------
William Koehler                   250,000 (5)  Common stock                     .5%
1602 Lynnview
-----------------------------------------------------------------------------------


                                        8

-----------------------------------------------------------------------------------
Houston, Texas  77055
--------------------------  -----------------  --------------  --------------------
George Speaks                 7,703,999.5 (6)  Common stock                   13.9%
701 N. Post Oak, Suite 630
Houston, Texas  77024
--------------------------  -----------------  --------------  --------------------
--------------------------  -----------------  --------------  --------------------
All of our Directors and          30,686,500   Common stock                   39.7%
Officers as a
Group of six persons
-----------------------------------------------------------------------------------

(1) Of the 9,360,450 shares beneficially owned by Mr. Sternberg: 7,174,400 shares are common shares issuable upon the conversion of preferred shares of which 5,309,000 shares are owned indirectly through Five Star Mountain, L.P. The general partner of Five Star Mountain, L.P. is Manfred Sternberg & Associates, P.C. whose president is Manfred Sternberg. Of the 9,360,450 shares beneficially owned by Mr. Sternberg, 2,003,700 are common shares issuable upon conversion of certain notes payable at Mr. Sternberg's election and 182,350 shares are owned directly by Mr. Sternberg.

(2) Of the 14,350,237 shares beneficially owned by Mr. Davis: 9,202,600 shares are common shares issuable upon the conversion of preferred shares of which 7,959,000 shares are owned indirectly through Madred Partners, Ltd. which is a family partnership of Mr. Davis; 4,000,000 are common shares issuable upon conversion of certain notes payable at Mr. Davis's election; 729,187 are common shares owned by Madred Partners Ltd.; and 418,450 shares are owned by Mr. Davis.

(3) The 6,000,813 shares beneficially owned by Mr. Olexa are common shares issuable upon the conversion of preferred shares, of which preferred shares, Mr. Olexa granted an option for the number of preferred shares convertible into an aggregate of 3,109,000 shares of common stock to Messrs. Sternberg and Davis.

(4) The 475,000 shares beneficially owned by Mr. McDonald are common shares issuable upon the exercise of options.

(5) The 250,000 shares beneficially owned by Mr. Gertner and Mr. Koehler are common shares issuable upon the exercise of warrants which were granted to each of them upon their appointment as Directors.

(6) Of the 7,703,999.5 shares beneficially owned by Mr. Speaks 179,000 are common shares owned by Mr. Speaks and 7,524,999.5 are common shares issuable upon the conversion of preferred shares.

    ________________________________________________________________________

                  (2)  TO EFFECT A 20-FOR-1 REVERSE STOCK SPLIT
    ________________________________________________________________________

     The Board of Directors unanimously recommends a vote FOR the 20-for-1 reverse stock split. The affirmative vote of a majority of the issued and outstanding shares of Common Stock and the voting power of the Series A Preferred Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of the reverse split in this Proposal 2.

REVERSE SPLIT

Our Stockholders are being asked to approve a proposal to reverse split the issued and outstanding shares of common stock of the Company on the basis of 1 share for each 20 shares held ("Reverse Split").

The Board of Directors unanimously adopted a resolution declaring the advisability of, and the Board submits to the shareholders for approval, a proposal to reverse split the issued and outstanding shares of common stock of the Company on the basis of 1 share for each 20 shares held ("Reverse Split"). The Reverse Split will result in one share of common stock being outstanding for each 20 shares issued and outstanding immediately prior to the Reverse Split. The proposal would reduce the number of authorized shares of the Company's Common Stock from 85,000,000 shares to 4,250,000 shares. Upon the affirmative vote of shareholders to effect this Reverse Split, the conversion of shares of the Company's common stock in connection with the Reverse Split will occur immediately and without any action on the part of shareholders of the Company and without regard to the date or dates certificates representing shares of the Company's common stock are physically surrendered for transfer or exchange ("Effective Date").

EFFECT OF REVERSE STOCK SPLIT

The effect of the proposed stock split on the holders of common stock will be as follows:

     1. Holders of record of fewer than 20 shares of common stock on the Effective Date of the Reverse Split will receive one whole share.

     2. Holders of record of 20 shares or more on the Effective Date will have their shares automatically converted in the Reverse Split into the number of shares equal to the number of their shares divided by 20. Any fractional shares resulting from the Reverse Split will automatically be rounded to the nearest whole share.

REASONS FOR THE REVERSE STOCK SPLIT

The Board believes that the Reverse Split of the issued and outstanding shares of common stock of the Company is in the best interests of the Company and its shareholders for several reasons. The Reverse Split should enhance the acceptability of the common stock by the financial community and the investing public. The reduction in the number of issued and outstanding shares of common stock caused by the Reverse Split is expected to increase the market price per share of the common stock. The Board also believes that the proposed Reverse Split will result in a broader market for the common stock than that which currently exists. The Board believes that many securities brokerage houses tend to have policies that discourage individual brokers within the firms from making transactions in low priced stocks.

Some of those policies and practices pertain to the payment of broker's commissions and to time-consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of a lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue. The proposed Reverse Split should result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the common stock, although there can be no assurance that such will be the case.

There can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of common stock after the Reverse Split will be greater than the market price pre-split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the common stock will be improved. Stockholders should note that the Board cannot predict what effect the reverse split will have on the market price of the Common Stock.

EXCHANGE OF STOCK CERTIFICATES

As soon as practicable after the Effective Date, the Company will send Letters of Transmittal to all shareholders of record on the Effective Date for use in transmitting stock certificates ("old certificates") to the Transfer Agent. Upon proper completion and execution of the Letter of Transmittal and return thereof to the Transfer Agent, together with old certificates, each shareholder will receive certificates ("new certificates") representing the number of whole shares of common stock into which their shares of common stock have been converted as a result of the proposed stock splits. Until surrendered or exchanged, each outstanding old certificate held by a shareholder who holds of record 20 or more shares shall be deemed for all purposes to represent the number of whole shares to which the holder is entitled as a result of the proposed Reverse Split and if transferred or sold, will automatically be reissued in the transferee's name in the new post-split number of shares. Further, any rights to acquire the Company's common stock will be subject to automatic adjustment to reflect the one share for 20 shares Reverse Split.

    ________________________________________________________________________

                   (3) TO AMEND THE ARTICLES OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK
               OF THE COMPANY TO 50,000,00 SHARES OF COMMON STOCK
    ________________________________________________________________________

     The Board of Directors unanimously recommends a vote FOR the amendment to the Articles of Incorporation. The form of Certificate of Amendment to the Articles of Incorporation is attached hereto as Attachment "A." The affirmative vote of a majority of the issued and outstanding shares of Common Stock and the voting power of the Series A Preferred Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the amendment to the Articles of Incorporation in this Proposal 3.

     Upon an affirmative vote by the Shareholders, the Reverse Split will reduce the number of authorized shares of Common Stock to 4,250,000. The purpose of this amendment is to allow us to provide for the increase of the authorized common stock after the Reverse Split and to reserve a sufficient number of shares of Common Stock for option and warrant exercises and preferred stock conversions, and to have a sufficient number of shares of common stock available for future issuance. All holders of Common Stock and Series A Preferred Stock will be equally affected by the Reverse Split.

    Article II of the Restated Articles of Incorporation will be amended in its entirety to read:

                                  "Article II.

     General.  The  Corporation  shall  have  authority  to issue two classes of
     -------
     shares, to be designated as "Preferred" and "Common". The total number of shares which the Corporation is authorized to issue is 60,000,000 shares. The number of Common shares authorized is 50,000,000 and the par value of each share is $.001 per share. The Common shares shall have identical rights and privileges in every respect. The number of Preferred shares authorized is 10,000,000 and the par value of each such share is $.001 per share.

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."

    ________________________________________________________________________

                   (4)  TO AMEND THE ARTICLES OF INCORPORATION
                    TO EFFECT A NAME CHANGE OF THE COMPANY TO
                             "BLUEGATE CORPORATION"
    ________________________________________________________________________

     The Board of Directors unanimously recommends a vote FOR the amendment to the Articles of Incorporation to change the name of the Company to "Bluegate Corporation." The form of Certificate of Amendment to the Articles of Incorporation is attached hereto as Attachment "A." The affirmative vote of a majority of the issued and outstanding shares of Common Stock and the voting power of the Series A Preferred Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the amendment to the Articles of Incorporation in this Proposal 4.

The purpose of this amendment is to more accurately reflect the business operation of the Company.

    Article I. of the Restated Articles of Incorporation will be amended in its entirety to read:

                                   "Article I.

     The name of the Company is "Bluegate Corporation."

    _________________________________________________________________________

           (5)     TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA,
                   L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR
                      FOR THE YEAR ENDING DECEMBER 31, 2004
    ________________________________________________________________________

     The Board of Directors has selected Ham, Langston & Brezina, L.L.P. as the Company's independent auditor for the year ending December 31, 2004, which is the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Ham, Langston & Brezina, L.L.P., independent auditor of the Company for the year ending December 31, 2004. The affirmative vote of a majority of the shares of Common Stock and the voting power of the Series A Preferred Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of this Proposal 5.

     In the event the appointment of Ham, Langston & Brezina, L.L.P. as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the year ending December 31, 2004. A representative of Ham, Langston & Brezina, L.L.P. is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions. The Board of Directors unanimously recommends a vote FOR the ratification of Ham, Langston & Brezina, L.L.P. as independent auditor for year ending December 31, 2004.

AUDIT FEES

Ham, Langston & Brezina, L.L.P. billed us in the aggregate amount of $24,000 and $21,342 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-KSB for the years ended December 31, 2003 and December 31, 2002, respectively.

AUDIT-RELATED FEES

Ham, Langston & Brezina, L.L.P. did not bill us for, nor perform professional services rendered for assurance and related services that were reasonably related to the performance of audit or review of the Company's financial statements for the years ended December 31, 2003 and December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

For the fiscal years ended December 31, 2003 and December 31, 2002, Ham, Langston & Brezina, L.L.P. did not bill us for, nor perform, any financial information systems design or implementation. For the fiscal years ended December 31, 2003 and December 31, 2002, we were not billed for professional services from any other accounting firm for information systems design or implementation.

TAX FEES

Ham, Langston & Brezina, L.L.P. billed us in the aggregate amount of $1,500 and $1,500 for professional services rendered for tax related services for the years ended December 31, 2003 and December 31, 2002, respectively.

ALL OTHER FEES

We were not billed for any other professional services for the fiscal year ended December 31, 2003.

AUDITOR INDEPENDENCE

Our Board of Directors considers that the work done for us in the year ended December 31, 2003 by Ham, Langston & Brezina, L.L.P. is compatible with maintaining Ham, Langston & Brezina, L.L.P.'s independence.

AUDITOR'S TIME ON TASK

All of the work expended by Ham, Langston & Brezina, L.L.P. on our December 31, 2003 audit was attributed to work performed by Ham, Langston & Brezina, L.L.P.'s full-time, permanent employees.

       ___________________________________________________________________

                              (6)     OTHER MATTERS
       ___________________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting of Stockholders is February 27, 2005.


                                   BY ORDER OFF THE BOARD OF DIRECTORS
                                   /S/ MANFRED STERNBERG
                                   DIRECTOR, CHIEF EXECUTIVE OFFICER,
                                   TREASURER AND SECRETARY

SEPTEMBER 28, 2004
HOUSTON, TEXAS

                                 Attachment "A"

                                     Form of
                            Certificate of Amendment
                                     To the
                            Articles of Incorporation


                            CERTIFICATE OF AMENDMENT
                                      TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                          CRESCENT COMMUNICATIONS, INC.


     We, the undersigned hereby certify that:

     Pursuant to the provisions of the Nevada Business Company Act, the undersigned Company adopted the following Articles of Amendment to its Articles of Incorporation.

     Article I. of the Restated Articles of Incorporation is amended in its entirety to read:

                                   "ARTICLE I.

     The name of the Company shall be "Bluegate Corporation."


     Article II. of the Restated Articles of Incorporation is amended in its entirety to read:

                                  "ARTICLE II.

1.   General.  The  Corporation  shall  have  authority  to issue two classes of
     -------
     shares, to be designated as "Preferred" and "Common". The total number of shares which the Corporation is authorized to issue is 60,000,000 shares. The number of Common shares authorized is 50,000,000 and the par value of each share is $.001 per share. The Common shares shall have identical rights and privileges in every respect. The number of Preferred shares authorized is 10,000,000 and the par value of each such share is $.001 per share.

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of

     Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."


The Board of Directors recommended and consented to this amendment on September ____, 2004. A majority of the shareholders of the Company voted at a meeting of shareholders to amend the Articles of Incorporation. A total of _________ shares of common stock and _______ shares of the Series A Preferred Stock voted in favor of the amendment to the Articles of Incorporation, which constituted the vote of a majority of the shares entitled to vote on this amendment.


(signed) ______________________________
by Manfred Sternberg
Chief Executive Officer and President

                                      PROXY
                          CRESCENT COMMUNICATIONS, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                           BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 28, 2004

     The undersigned hereby appoints Manfred Sternberg and Robert Davis and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock and Series A Preferred Stock of Crescent Communications, Inc. held of record by the undersigned on September 21, 2004, at the Annual Meeting of Stockholders to be held at 701 North Post Oak Road, Suite 630, Houston, Texas 77024, on October 28, 2004 at 10:00 a. m. (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED (I) FOR THE
                                                                         ---
ELECTION  OF  THE  NOMINEES  NAMED  IN  PROPOSAL  NUMBER 1, (II) FOR THE 20-TO-1
                                                                 ---
REVERSE SPLIT OF THE COMM ON STOCK OF THE COMPANY IN PROPOSAL NUMBER 2, (III) FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION IN PROPOSAL NUMBER 3, (IV)
---
FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION IN PROPOSAL NUMBER 4, AND (V)
---
FOR  THE  RATIFICATION  OF  HAM,  LANGSTON  &  BREZINA,  L.L.P. AS THE COMPANY'S
---
INDEPENDENT  AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2004 IN PROPOSAL NUMBER 5.

1. THE ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)


     [ ]  FOR ALL NOMINEES LISTED          [ ]  WITHHOLD  AUTHORITY  TO
          BELOW EXCEPT AS MARKED                VOTE FOR ALL NOMINEES BELOW.
          TO THE CONTRARY.

     MANFRED STERNBERG                     WILLIAM KOEHLER

                          GILBERT GERTNER

2. THE PROPOSAL TO AFFECT A 20-TO-1 REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY.


     [ ]   FOR               [ ]   AGAINST               [ ]   ABSTAIN


3. THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 50,000,000 SHARES OF COMMON STOCK (POST REVERSE SPLIT).


     [ ]   FOR               [ ]   AGAINST               [ ]   ABSTAIN


4. THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT A NAME CHANGE TO "BLUEGATE CORPORATION."


     [ ]   FOR               [ ]   AGAINST               [ ]   ABSTAIN


5. THE PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2004.


     [ ]   FOR               [ ]   AGAINST               [ ]   ABSTAIN


6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


     [ ]   FOR               [ ]   AGAINST               [ ]   ABSTAIN


     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


________________                        ____________________________
NUMBER OF                               SIGNATURE
SHARES OWNED


                                        ____________________________
                                        (TYPED OR PRINTED NAME)


                                        ____________________________
                                        SIGNATURE IF HELD JOINTLY


                                        ____________________________
                                        (TYPED OR PRINTED NAME)


                                        DATED:  ____________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.


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